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                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement, File No. 333-00909.

                                       /s/ ARTHUR ANDERSEN LLP


Seattle, Washington
August 18, 1998

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